UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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KEYNOTE SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Keynote Systems,
Inc.
777 Mariners Island Boulevard
San Mateo, California 94404

SUPPLEMENT TO PROXY STATEMENT

This Supplement provides updated information for the Proxy Statement dated February 10, 2012 (the “Proxy Statement”), which was previously provided, or made available, to the stockholders of Keynote Systems, Inc. (the “Company”).  Other than the change described below, there are no other revisions to the Proxy Statement.  All capitalized terms used but not defined in this Supplement have the meanings ascribed to them in the Proxy Statement.

Amendment of the 1999 Equity Incentive Plan

On March 1, 2012, the Company filed with the Securities and Exchange Commission a Current Report on Form 8-K reporting a proposed amendment to the Company’s 1999 Equity Incentive Plan. The Current Report is attached hereto as Exhibit A.

Exhibit A

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2012

KEYNOTE SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-27241	94-3226488
(Commission File Number)	(IRS Employer Identification No.)

777 Mariners Island Boulevard, San Mateo, California	94404
(Address of principal executive offices)	(Zip Code)

(650) 403-2400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On February 28, 2012, the board of directors (the “Board of Directors”) of Keynote Systems, Inc. (“Keynote”) approved and adopted an amendment (the “Amendment”) to the Keynote 1999 Equity Incentive Plan, as amended (the “1999 Plan”).  The February 28, 2012 amendment proposes to reduce the increase in the number of shares reserved for issuance from 950,000 to 550,000 shares and to reduce the length of the extension of the term of the 1999 Plan from a proposed two year extension to a one year extension, such that the 1999 Plan would expire on December 31, 2015.  The Amendment is subject to approval by Keynote’s stockholders at the 2012 Annual Meeting of Stockholders of Keynote to be held at its executive offices, located at 777 Mariners Island Boulevard in San Mateo, California, on Friday, March 16, 2012 at 10:00 a.m., Pacific Time.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYNOTE SYSTEMS, INC.

Date: March 1, 2012	By:	/s/ Curtis Smith
Curtis Smith
Chief Financial Officer

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